EARNINGS PER SHARE DATA	12 Months Ended
Oct. 26, 2014
EARNINGS PER SHARE DATA
EARNINGS PER SHARE DATA

Note C

Earnings Per Share Data

The reported net earnings attributable to the Company were used when computing basic and diluted earnings per share for all years presented. A reconciliation of the shares used in the computation is as follows:

(in thousands)	2014	2013	2012
Basic weighted-average shares outstanding	263,812	264,317	263,466
Dilutive potential common shares	6,404	5,907	5,425
Diluted weighted-average shares outstanding	270,216	270,224	268,891

For fiscal years 2014, 2013, and 2012, a total of 0.4 million, 0.4 million, and 2.2 million weighted-average outstanding stock options, respectively, were not included in the computation of dilutive potential common shares since their inclusion would have had an antidilutive effect on earnings per share.